Business combination	12 Months Ended
Dec. 31, 2020
Business combination
Business combination

21.    Business combination

Acquisition of Yuancui

Yuancui mainly engages in the provision of comprehensive operational solution for real estate agencies including application software to manage their businesses, brand authorization and operation training to real estate agencies. In October 30, 2020, the Company completed the subscription for newly issued ordinary shares of Yuancui for a cash consideration of RMB20,000 and acquired equity interest from the shareholders of Yuancui for a cash consideration of RMB10,000. Upon the completion of the transactions, the Company held 51% equity interest in Yuancui and it became a consolidated subsidiary of the Company.

The allocation of the purchase price as of the date of acquisition is summarized as follows:

Amount
RMB
Net assets acquired (i)	16,408
Identifiable and amortizable intangible assets (note 8)
-Non-compete agreement	6,740
-Trademarks	1,070
Goodwill	31,188
Deferred tax liabilities	(1,953)
Noncontrolling interests (ii)	(23,453)

Total	30,000

i.Net assets acquired primarily included cash consideration from RMB20,000 from subscription of new shares.

ii.	Fair value of the noncontrolling interests was estimated based on the equity value of Yuancui derived by the purchase consideration, adjusted for a discount for control premium.

Goodwill arising from this acquisition was attributable to the synergies expected from the combined operations of Yuancui and the Company, the assembled workforce and its knowledge and experience in the managing real estate agencies in China in the PRC. The Company did not expect the goodwill recognized to be deductible for income tax purposes.